EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vision Global Solutions, Inc. (the "Company") on Form 10-Q for the period ended September 30, 3009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, TODD WALTZ, Chief Accounting Officer of the Corporation, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: November 16, 2009	/s/ Todd Waltz
Todd Waltz
Principal Accounting Officer